                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 Form 8-K/A-1

                                 CURRENT REPORT

                       Pursuant to Section l3 or l5(d) of
                      the Securities Exchange Act of l934


Date of Report (Date of
earliest event reported):   January 28, 1994



                          Commonwealth Edison Company
             (Exact name of registrant as specified in its charter)



    Illinois                        1-1839                    36-0938600
(State or other                  (Commission                 (IRS Employer
 jurisdiction of                 File Number)              Identification No.)
 incorporation)


37th Floor, One First National Plaza,
Post Office Box 767, Chicago, Illinois                         60690-0767
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number,
including area code:                                          (312) 394-4321
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     The purpose of this Amendment No. 1 is to amend the exhibits to the
Registrant's (Commonwealth Edison Company) Current Report on Form 8-K dated January 28, 1994, by refiling those exhibits in their entirety.


Item 7.  Financial Statements, Pro Forma Financial
- -------  Information and Exhibits
         -----------------------------------------

         (c)  Exhibits
              --------

  (23)  Consent of Independent Public Accountants

  (99)  Commonwealth Edison Company and Subsidiary Companies -
        Certain Financial Information as of and for the Year
        Ended December 31, 1993:

        --Management's Discussion and Analysis of Financial
            Condition and Results of Operations
        --Statements of Consolidated Income
        --Consolidated Balance Sheets
        --Statements of Consolidated Capitalization
        --Statements of Consolidated Cash Flows
        --Statements of Consolidated Retained Earnings
        --Statements of Consolidated Premium on Common Stock
            and Other Paid-in Capital
        --Notes to Financial Statements
        --Report of Independent Public Accountants


                                      -2-

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                                   SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               COMMONWEALTH EDISON COMPANY
                                                       (Registrant)


                                               By: /s/ John C. Bukovski
                                                   --------------------------
                                                    John C. Bukovski
                                                    Vice President


Date:  March 18, 1994

                                      -3-

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                      DESCRIPTION OF EXHIBIT
- ------                      ----------------------



 23                Consent of Independent Public Accountants

 99                Commonwealth Edison Company and Subsidiary
                   Companies - Certain Financial Information as of and for the Year Ended December 31, 1993:

                   --Management's Discussion and Analysis of
                       Financial Condition and Results of Operations
                   --Statements of Consolidated Income
                   --Consolidated Balance Sheets
                   --Statements of Consolidated Capitalization
                   --Statements of Consolidated Cash Flows
                   --Statements of Consolidated Retained Earnings --Statements of Consolidated Premium on Common
                       Stock and Other Paid-in Capital
                   --Notes to Financial Statements
                   --Report of Independent Public Accountants